UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2004

UNITED DOMINION REALTY TRUST, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-10524	54-0857512

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (720) 283-6120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events
ITEM 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index
Amendment to Award Agreement dated February 8, 2002
Amendment to Award Agreement dated February 27, 2003
Award Agreement dated February 8, 2002
Award Agreement dated February 27, 2003
1999 Long-Term Incentive Plan
Form of Restricted Stock Award Agreement

ITEM 8.01. Other Events.

          On December 31, 2004, United Dominion Realty Trust, Inc. (the “Company”) entered into amendments to the Restricted Stock Award Agreements dated February 8, 2002 and February 27, 2003 (the “Award Agreements”) of Thomas W. Toomey, the Company’s Chief Executive Officer and President. The Award Agreements were granted under the Company’s 1999 Long-Term Incentive Plan. The Award Agreement amendments, which were approved by the Compensation Committee of the Company’s Board of Directors, are attached to this report as Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by reference. The amendment set forth in Exhibit 99.1 amends Section 2 of the February 8, 2002 Award Agreement to defer the vesting of the award under that agreement to February 8, 2008. The amendment set forth in Exhibit 99.2 amends Section 2 of the February 27, 2003 Award Agreement to defer the vesting of the award under that agreement to February 4, 2009.

          The Award Agreements dated February 8, 2002 and February 27, 2003 are attached to this report as Exhibits 99.3 and 99.4, respectively, and are incorporated herein by reference. The Company’s 1999 Long-Term Incentive Plan is attached to this report as Exhibit 99.5 and is incorporated herein by reference. The form of Restricted Stock Award Agreement under the Company’s 1999 Long-Term Incentive Plan is attached to this report as Exhibit 99.6 and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit
Number	Description
99.1	Amendment to Award Agreement dated February 8, 2002

99.2	Amendment to Award Agreement dated February 27, 2003

99.3	Award Agreement dated February 8, 2002

99.4	Award Agreement dated February 27, 2003

99.5	United Dominion Realty Trust, Inc. 1999 Long-Term Incentive Plan

99.6	Form of Restricted Stock Award Agreement under the 1999 Long-Term Incentive Plan.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.

Date: January 11, 2005	/s/ Scott A. Shanaberger

Scott A. Shanaberger
Senior Vice President and
Chief Accounting Officer

Exhibit Index

Exhibit
Number	Description
99.1	Amendment to Award Agreement dated February 8, 2002

99.2	Amendment to Award Agreement dated February 27, 2003

99.3	Award Agreement dated February 8, 2002

99.4	Award Agreement dated February 27, 2003

99.5	United Dominion Realty Trust, Inc. 1999 Long-Term Incentive Plan

99.6	Form of Restricted Stock Award Agreement under the 1999 Long-Term Incentive Plan.